UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 8, 2005

US Airways Group, Inc.
(Debtor-in-Possession)
(Commission file number: 1-8444)

and

US Airways, Inc.
(Debtor-in-Possession)
(Commission file number 1-8442)

(Exact Names of Registrants as specified in their charters)

Delaware                              US Airways Group, Inc.  54-1194634
(State of Incorporation         US Airways, Inc. 53-0218143
of both registrants)               (I.R.S. Employer Identification Nos.)

2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrants' telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

     America West Airlines, Inc., ("America West Airlines"), US Airways Group, Inc. ("US Airways Group") and Juniper Bank, a subsidiary of Barclays PLC ("Juniper") entered into an agreement on August 8, 2005 (the "Amended Credit Card Agreement"), amending America West Airlines' co-branded credit card agreement with Juniper, dated January 25, 2005 (the "Original Credit Card Agreement") and assigning the Original Credit Card Agreement to US Airways Group. Pursuant to the Amended Credit Card Agreement, Juniper will offer and market an airline mileage award credit card program to the general public to participate in US Airways Group's Dividend Miles program through the use of a co-branded credit card. The Amended Credit Card Agreement was entered into in connection with the merger (the "Merger") contemplated in the Agreement and Plan of Merger (the "Merger Agreement"), entered into on May 19, 2005 between America West Holdings Corporation ("America West Holdings"), US Airways Group, and Barbell Acquisition Corp., a wholly owned subsidiary of US Airways Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Barbell Acquisition Corp. will merge with and into America West Holdings, with America West Holdings continuing as a wholly owned subsidiary of US Airways Group.

     US Airways Group's credit card program is currently administered by Bank of America, N.A. (USA) ("Bank of America") and will terminate approximately two years and three months after the effective date of the Merger. During that period both Juniper and Bank of America will run credit card programs for US Airways Group after the Merger.

     The Amended Credit Card Agreement will take effect at the effective time of the Merger and the credit card services provided by Juniper under the Amended Credit Card Agreement are expected to commence on January 1, 2006, or, if later, the date on which Juniper commences marketing to the general public, and continue until the expiration date, which is the later of December 31, 2012 or seven years from the date on which Juniper commences marketing to the general public.

     Under the Amended Credit Card Agreement, Juniper will pay to US Airways Group fees for each mile awarded to each credit card account administered by Juniper, subject to certain exceptions. Juniper will also pay to US Airways Group a one-time bonus payment of $130 million, upon effectiveness of the Merger, subject to certain conditions including:

-     funding of $500 million in new equity investments in US Airways Group;

-     completion of $250 million of exit financing from Airbus Industrie G.I.E. of which approximately $153 million will be funded at the effective time of the Merger;

-     commencement of the unwinding of US Airways Group's tax trust in the amount of approximately $170 million;

-     completion of the Merger;

-     Juniper's having the sole right to issue credit cards branded with US Airways Group logos for the term of the agreement, except during an initial period during which Bank of America will have the right to market co-branded credit cards bearing US Airways Group logos;

-     US Airways Group's having at least $1.1 billion in unrestricted cash, cash equivalents and short term investments, inclusive of the funds to be realized pursuant to the Airbus exit financing and the unwinding of the US Airways Group tax trust described above but exclusive of any payments by Juniper under the Amended Credit Card Agreement; and

-     the absence of a material adverse change in the business, financial or other condition of America West Airlines or US Airways Group, or their respective consolidated subsidiaries, taken as a whole.

     Juniper will pay an annual bonus of $5 million to US Airways Group, subject to certain exceptions, for each year after Juniper becomes the exclusive issuer of the co-branded credit card.

     In addition, at the effective time of the Merger, Juniper will pre-purchase miles from US Airways Group for an aggregate of $325 million, subject to the same conditions as apply to the $130 million bonus payment described above. To the extent that these miles are not used by Juniper in connection with the co-branded credit card program, US Airways Group will repurchase these miles in 12 equal quarterly installments beginning on the fifth year prior to the expiration date until paid in full. US Airways Group will make monthly interest payments at LIBOR plus 4.75% to Juniper, beginning on the first day of the month following the effective date of the Merger, based on the amount of pre-purchased miles that have not been used by Juniper in connection with the co-branded credit card program and have not been repurchased by US Airways Group. US Airways Group will be required to repurchase pre-purchased miles under certain reductions in the collateral held under the credit card processing agreement with JPMorgan Chase Bank, N.A.

     Juniper may, at its option, terminate the Amended Credit Card Agreement, make payments to US Airways Group under the Amended Credit Card Agreement in the form of pre-purchased miles rather than cash, or commence the repurchase of the pre-purchased miles before the fifth year prior to the expiration date in the event that US Airways Group breaches its obligations under the Amended Credit Card Agreement, or upon the occurrence of certain events.

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company to maintain adequate liquidity; the ability of the Company to absorb escalating fuel costs; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the Company's liquidity or results of operations; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to fund and execute its business plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the continued military activities in Iraq; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger transaction, US Airways Group has filed a Registration Statement on Form S-4 (Registration No. 333-126162), including a proxy statement of America West Holdings, and other documents with the Securities and Exchange Commission regarding the proposed transaction. The proxy statement/prospectus will be mailed to stockholders of America West Holdings after the registration statement is declared effective by the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the registration statement and proxy statement as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's website. Free copies of America West Holdings' SEC filings are also available on America West Holdings' website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION
America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, is set forth in the registration statement and proxy statement and other materials filed with the SEC in connection with the proposed transaction.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits
Exhibit Number	Description
10.1

Assignment and First Amendment to America West Co-Branded Card Agreement, dated as of August 8, 2005, between America West Airlines, Inc., US Airways Group and Juniper Bank (incorporated by reference to Exhibit 10.110 to Amendment No. 2 to US Airways Group's Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC).

10.2

First Amendment to Merchant Services Bankcard Agreement, dated as of August 8, 2005, among America West Airlines, Inc., JPMorgan Chase Bank, N.A., and Chase Merchant Services, L.L.C. (incorporated by reference to Exhibit 10.111 to Amendment No. 2 to US Airways Group's Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC).

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                             US Airways Group, Inc. (REGISTRANT)

Date: August 12, 2005                      By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)

                                                             US Airways, Inc. (REGISTRANT)

Date: August 12, 2005                      By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)